                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       General DataComm Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       General DataComm Industries, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                       GENERAL DATACOMM INDUSTRIES, INC.
                       MIDDLEBURY, CONNECTICUT 06762-1299
 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 5, 1998
 ------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of GENERAL DATACOMM INDUSTRIES, INC. (the "Corporation") will be held at the Corporate offices of The Chase Manhattan Bank, 11th Floor, 270 Park Avenue, New York, New York, on Thursday, February 5, 1998 at 4:00 P.M. for the following purposes:

     1. To elect two directors to serve for a term of three years and until their successors are elected.

     2. To consider and take action upon a proposal to adopt an amendment to the 1979 Employee Stock Purchase Plan by which an additional 600,000 shares of the Corporation's Common Stock, $.10 par value, will be reserved for issuance thereunder.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on December 10, 1997 has been fixed as the record date for the determination of the stockholders entitled to receive notice of and to vote at the Meeting.

                                          By Order of the Board of Directors

                                          HOWARD S. MODLIN,
                                          Secretary

Dated: December 10, 1997

--------------------------------------------------------------------------------

     IMPORTANT: THE MANAGEMENT INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND IS MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                       GENERAL DATACOMM INDUSTRIES, INC.
                       MIDDLEBURY, CONNECTICUT 06762-1299

                            ------------------------

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of General DataComm Industries, Inc. (the "Corporation") of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Thursday, February 5, 1998 and at all adjournments thereof, for the purposes set forth in the accompanying notice of the meeting. It is intended that this statement and the proxies solicited hereby be mailed to stockholders on January 5, 1998. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it any time before it is exercised by giving written notice to the Corporation, Attention: Secretary, to such effect. A stockholder attending the meeting in person may make his or her own nomination from the floor when the election of directors is considered. Proxies properly executed and received in time for the meeting will be voted.

     The close of business on December 10, 1997 has been fixed as the record date for the determination of the stockholders entitled to receive notice of and to vote at the meeting. There were outstanding as of the close of business on December 10, 1997 and entitled to be voted at the meeting, 19,252,317 shares of Common Stock and 2,136,933 shares of Class B Stock. All of said shares are entitled to one (l) vote on all matters voted on at the Annual Meeting, voting as a single class. The holders of Class B Stock are entitled to ten (10) votes per share in any election of directors if more than 15% of the shares of Common Stock outstanding on the record date are owned beneficially by a person or a group of persons acting in concert, or if a nomination for the Board of Directors is made by a person or group of persons acting in concert (other than the Board) provided such nomination is not made by one (l) or more holders of Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Class B Stock outstanding on such record date. The Board of Directors is not presently aware of any circumstance that would give holders of Class B Stock the right to ten (10) votes per share for the election of directors at the Annual Meeting.

     The affirmative vote, in person or by proxy, of a majority of the shares of Common Stock and Class B Stock voted, together as a single class, is required to elect two (2) directors. The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Class B Stock, together as a single class, is required to authorize the amendment to the 1979 Employee Stock Purchase Plan authorizing an additional 600,000 shares.

     The proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. If any other specification is made by a stockholder in the proxy, it will be voted as specified. In the discretion of the proxy-holders, the proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of November 28, 1997 with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock by all persons known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock or Common Stock who are deemed to be such beneficial owners of the Corporation's Class B Stock or Common Stock under Rule 13d-3. Class B Stock is convertible into Common Stock at any time on a share-for-share basis.

                                                                                              PERCENT
      TITLE                NAME AND ADDRESS             AMOUNT AND NATURE        PERCENT       OF ALL
     OF CLASS             OF BENEFICIAL OWNER        OF BENEFICIAL OWNERSHIP     OF CLASS     CLASSES
------------------  -------------------------------  -----------------------     --------     --------
Class B Stock $.10  Charles P. Johnson                      1,434,462*              67.1%*       8.3%*
  par value         General DataComm Industries,
                    Inc.
                    Middlebury, CT 06762-1299
                    James R. Arcara                           428,515**             20.1%**      2.9%**
                    General DataComm Industries,
                    Inc.
                    Middlebury, CT 06762-1299

---------------
 * The amount and percent of Class B Stock and percent of all classes do not include 8,643 shares of Class B Stock or 10,857 shares of Common Stock owned by trusts or in custody for the benefit of Mr. Johnson's daughter, or 1,250 shares of Class B Stock owned by his wife, the beneficial ownership of which he disclaims. In addition, the percent of all classes includes 4,956 shares of Common Stock, 26,517 shares of Common Stock held in the Corporation's 401(k) Stock Fund as of November 28, 1997, 299,107 shares of Common Stock which Mr. Johnson could acquire by the exercise of stock options within sixty
   (60) days, and 36,630 shares of Common Stock issuable upon conversion of the Corporation's 9% Convertible Exchangeable Preferred Stock ("Preferred Stock").

** The amount and percent of Class B Stock and percent of all classes include
   98,299 shares owned directly by Mr. Arcara and 330,216 shares, or 15.5% of the outstanding Class B shares, held by Mr. Arcara as trustee under various trusts for the benefit of the family of Mr. Johnson (318,016 shares) and as trustee under an insurance trust for the benefit of Mr. Johnson (12,200 shares). Mr. Arcara has the sole power to vote and/or dispose of the shares held as trustee. He disclaims beneficial ownership of these 330,216 shares. In addition, the percent of all classes includes 85,585 shares of Common Stock owned directly by Mr. Arcara with his wife, 22,651 shares of Common Stock held in the Corporation's 401(k) Stock Fund, 57,928 shares of Common Stock held by Mr. Arcara as trustee under various trusts for the benefit of Mr. Johnson's children for which he disclaims beneficial ownership and 30,000 shares of Common Stock which Mr. Arcara could acquire by the exercise of stock options within sixty (60) days.

                         ITEM 1.  ELECTION OF DIRECTORS

     The nominees, Messrs. Charles P. Johnson and Howard S. Modlin, were elected directors of the Corporation at the 1995 meeting of stockholders for a three (3) year term. Set forth opposite the name of the nominee and each director whose term continues past the meeting is his principal occupation for the past five
(5) years, the name and principal business of any corporation or other organization in which such employment is carried on, other business directorships held, his age and the year in which the term of office for which he is a nominee or the term of such office will expire.

     Management has no reason to believe that the nominees are not available or will not serve if elected, but if any nominee should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other person as may be nominated.

                                        POSITION WITH THE CORPORATION,         BECAME A        TERM
                NAME                     PRINCIPAL OCCUPATION AND AGE          DIRECTOR       EXPIRES
------------------------------------  -----------------------------------      --------       -------
Charles P. Johnson..................  Chairman of the Board of Directors         1969           2001
                                      and Chief Executive Officer; 70
Howard S. Modlin....................  Secretary of the Corporation and           1969           2001
                                      member of the law firm of Weisman
                                      Celler Spett & Modlin, P.C.;
                                      Director of Fedders Corporation and
                                      Trans-Lux Corporation; 66
Frederick R. Cronin.................  Vice President, Corporate                  1981           1999
                                      Technology; 66
Lee M. Paschall.....................  Consultant; former Chairman,               1981           2000
                                      President of American Satellite
                                      Company, 1981 to 1985;
                                      Telecommunications Consultant
                                      between August 1978 and August
                                      1981. Previous thereto, he was a
                                      Lieutenant General, United States
                                      Air Force; Director of Radiation
                                      Systems, Inc.; 75
John L. Segall......................  Consultant; Vice Chairman of GTE           1994           2000
                                      199l-1994; Vice Chairman of Contel
                                      Corp. 1989-199l; Director of Perot
                                      Systems and Norwalk Savings
                                      Society; 71

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     Each nominee, each director whose term continues past the meeting and each executive officer listed in the Summary Compensation Table (on page 6) have advised the Corporation that, as of November 28, 1997, he owned beneficially, directly or indirectly, securities of the Corporation in the amounts set forth opposite his name.

                                     SHARES OF                     SHARES OF
                                      COMMON        PERCENT         CLASS B         PERCENT      PERCENT OF
               NAME                 STOCK OWNED     OF CLASS     STOCK OWNED(1)     OF CLASS     ALL CLASSES
----------------------------------  -----------     --------     --------------     --------     -----------
Charles P. Johnson................     367,210(2)      1.9%         1,434,462(2)      67.1%           8.3%
Howard S. Modlin..................      93,867(3)      0.5%             6,750(3)       0.3%           0.5%
Frederick R. Cronin...............      93,699(4)      0.5%            25,000(4)       1.2%           0.6%
Lee M. Paschall...................       9,332(5)       --              5,770          0.3%           0.1%
John L. Segall....................       4,332(6)       --                 --           --             --
Ross A. Belson....................     154,095(7)      0.8%                --           --            0.7%
William S. Lawrence...............      97,854(8)      0.5%            36,558          1.7%           0.6%
V. Jay Damiano....................      44,695(9)      0.2%                --           --            0.2%
Lloyd W. Atkinson.................       3,935(10)      --                 --           --             --
Directors and Officers as a group
  (14 individuals including the
  above)..........................   1,245,798(11)     6.2%         1,959,055(11)     91.7%          14.5%

---------------
 (1) The Class B Stock is convertible into Common Stock at any time on a share-for-share basis.

 (2) Includes 299,107 shares of Common Stock which Mr. Johnson could acquire by the exercise of stock options within sixty (60) days, 26,517 shares of Common Stock held in the Corporation's 40l(k) Stock Fund and 36,630 shares issuable on conversion of the Preferred Stock shares held by him. Does not include 8,643 shares of Class B Stock or 10,857 shares of Common Stock owned by trusts or in custody for the benefit of his daughter, nor 1,250 shares of Class B Stock owned by his wife, the beneficial ownership of which he disclaims.

 (3) Includes 3,332 shares of Common Stock which Mr. Modlin could acquire by the exercise of stock options within sixty (60) days and 90,535 shares held by the law firm of which he is a member. Does not include 31,400 shares of Class B Stock nor 112,000 shares of Common Stock owned directly by members of his immediate family, the beneficial ownership of which Mr. Modlin disclaims.

 (4) Includes 75,254 shares of Common Stock which Mr. Cronin could acquire by the exercise of stock options within sixty (60) days and 2,363 shares of Common Stock held in the Corporation's 40l(k) Stock Fund. Does not include 15,900 shares of Class B Stock owned directly by members of his immediate family, the beneficial ownership of which he disclaims.

 (5) Includes 3,332 shares of Common Stock which Mr. Paschall could acquire by the exercise of stock options within sixty (60) days.

 (6) Includes 3,332 shares of Common Stock which Mr. Segall could acquire by the exercise of stock options within sixty (60) days.

 (7) Includes 134,477 shares of Common Stock which Mr. Belson could acquire by the exercise of stock options within sixty (60) days.

 (8) Includes 76,776 shares of Common Stock which Mr. Lawrence could acquire by the exercise of stock options within sixty (60) days and 19,678 shares of Common Stock held in the Corporation's 401(k) Stock Fund. Does not include 860 shares of Common Stock owned by his wife, the beneficial ownership of which he disclaims.

 (9) Includes 38,331 shares of Common Stock which Mr. Damiano could acquire by the exercise of stock options within sixty (60) days and 39l shares of Common Stock held in the Corporation's 40l(k) Stock Fund.

(10) Includes 3,000 shares of Common Stock which Mr. Atkinson could acquire by the exercise of stock options within sixty (60) days.

(11) Includes 747,399 shares of Common Stock which persons in the group have the right to acquire by the exercise of stock options within sixty (60) days, 79,195 shares of Common Stock held in the Corporation s 401(k) Stock Fund, 318,016 shares of Class B Stock and 57,928 shares of Common Stock held by Mr. James R. Arcara, Vice President, Corporate Operations, as trustee under various trusts for the benefit of Mr. Johnson's family, 12,200 shares of Class B Stock held by Mr. Arcara as trustee under an insurance trust for the benefit of Mr. Johnson, 36,630 shares of Common Stock issuable on conversion of the Preferred Stock owned by Mr. Johnson and 90,535 shares of Common Stock held by the law firm of which Mr. Modlin is a member. Does not include 61,917 shares of Class B Stock and 124,717 shares of Common Stock owned directly by members of the directors' and officers' immediate families or related trusts, the beneficial ownership of which they disclaim.

         EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

     The following Summary Compensation Table sets forth the compensation paid or awarded for the fiscal years ended September 30, 1997, 1996 and 1995 to the Corporation's Chief Executive Officer and the four (4) next most highly compensated executive officers whose compensation for the fiscal year ended September 30, 1997 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL
                                        COMPENSATION(1)                                    ALL OTHER
            NAME AND               --------------------------   OPTIONS (#)    OTHER     COMPENSATION
       PRINCIPAL POSITION          YEAR    SALARY     BONUS       GRANTED       ($)         ($)(2)
---------------------------------  ----   --------   --------   -----------   -------   ---------------
Charles P. Johnson...............  1997   $498,657   $100,000          --     $23,897       $58,520
  Chairman of the Board            1996    498,658    135,000      90,000      16,868        58,520
  of Directors and Chief           1995    487,918    100,000          --      15,756        58,520
  Executive Officer

Ross A. Belson...................  1997    264,289     75,000          --      14,430         2,250
  President and Chief              1996    264,290     75,000      42,500       8,237         2,250
  Operating Officer                1995    257,575     55,000          --       8,306         2,250

William S. Lawrence..............  1997    186,497     20,000      15,000      11,900         2,250
  Senior Vice President,           1996    186,498     25,800      25,000       9,501         2,250
  Finance and Chief                1995    182,471     19,000          --       9,730         2,250
  Financial Officer

V. Jay Damiano...................  1997    149,598     44,156      11,000       7,071         2,250
  Senior Vice President            1996    149,596     55,737      20,000       6,767         2,250
  of Sales                         1995    120,138     59,762          --       5,299         2,250

Lloyd W. Atkinson................  1997    149,252     32,500      14,000       5,809         2,317
  Vice President of                1996    103,050     39,250          --       5,809            --
  Marketing(3)                     1995         --         --          --          --            --

---------------
(l) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts.

(2) The Corporation is paying the annual premium on a $1,000,000 life insurance policy on Mr. Johnson's life at an approximate annual cost of $56,300, included in all other compensation, so long as Mr. Johnson is an employee of the Corporation. Mr. Johnson's designee is the owner of said policy. The balance of Mr. Johnson's all other compensation and amounts reported for the other executives reflects the Corporation's contributions under its 40l(k) plan.

(3) Lloyd Atkinson joined the Company in fiscal 1996 and assumed his current position of Vice President, Marketing in June 1996.

     During the fiscal year ended September 30, 1997, $830,000 in fees, an amount which the Corporation believes is fair, were paid to the law firm of which Howard S. Modlin is a member. $550,000 of such fees were paid by the delivery of 90,535 unregistered shares of Common Stock of the Corporation (the fair market value of shares issued on date of issuance was $550,000).

BOARD COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for the Chief Executive Officer and other executive officers are considered by the Corporation's entire Board of Directors since there is no separate Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officer and all other executive officers, the Board considers management's recommendation based upon past salary levels, industry surveys, experience, capability, normal salary increase levels in past years and the Corporation's and respective individual's performances during the last fiscal year. The Chief Executive Officer's compensation and bonus are based upon the above factors and include three-quarters ( 3/4) of one-percent (1%) of the Corporation's pretax earnings, but in no event shall the Chief Executive Officer's annual bonus be less than $100,000.

CHANGE IN CONTROL

     Under a benefit arrangement for senior executive officers and other senior key employees, in each case designated by the Board, who are 60 or over who have been employed by the Corporation for more than 25 years, in addition to certain medical and long term care benefits, Mr. Johnson (and each other designee) is entitled to continuation of his then minimum compensation level for two years and have all options vest which are outstanding for at least one year if he retires within 90 days following a change-in-control. If such event occurred as of December 10, 1997 and Mr. Johnson retired, he would currently be entitled to a minimum annual compensation of $598,657 or a total of $1,197,314 for two (2) years. The benefit arrangement was not established in response to any threatened change-in-control and is part of an overall plan to reward long-term senior executives and employees.

LOANS

     During fiscal 1996, the Corporation granted an unsecured loan to Mr. William S. Lawrence, Senior Vice President of Finance and Chief Financial Officer of the Corporation, in the amount of $85,000 at an 8.13% annual rate of interest. The loan, which was payable on demand, was repaid in its entirety, including interest, in October 1996. In October 1996, the Corporation granted an unsecured loan to Mr. Dennis J. Nesler, Vice President and Treasurer of the Corporation, in the amount of $68,200 at an 8.24% annual rate of interest. The loan, secured by shares of the Corporation's Common Stock, is payable on demand and remained outstanding at December 10, 1997 in the amount of $68,200. Both loans were for the personal needs of the respective executive officers. Mr. Nesler's loan was amended in September 1997 and is payable in twelve equal quarterly installments commencing January 1, 1998. If Mr. Nesler is in the employ of GDC on the due date of an installment, such installment and accrued interest will be forgiven. Should Mr. Nesler voluntarily resign, the balance becomes immediately due and payable. Should his employment be terminated for any reason other than voluntary resignation, the balance shall be forgiven in its entirety.

STOCK OPTION PLANS

     Under the terms of the Corporation's Stock Option Plans, the Corporation has reserved a total of 3,494,896 shares of Common Stock as of December 10, 1997. Officers and key employees selected by the Chairman of the Board or the Stock Option Committee, as the case may be, may be granted incentive stock options at an exercise price equal to or greater than the fair market value per share on the date of grant and non-incentive stock options at an exercise price equal to, greater than or less than the fair market value per share on the date of grant. While individual options can be issued under various provisions, most options, once granted, cannot be exercised during the first year, generally vest in increments of 25% per year over a four-year period and expire within ten (10) years. The Chairman or the Stock Option Committee, as the case may be, determines the number of stock options to be granted to any person, subject to the limitations on incentive stock options in Section 422A of the Internal Revenue Code of 1986, as amended, ("Code"). There are no stock appreciation rights under the Stock Option Plans.

STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table is a summary of all stock options granted pursuant to the Corporation's Stock Option Plans during the period October 1, 1996 through September 30, 1997, including repriced options (i.e., options cancelled and replaced) also set forth in a separate Schedule under the caption "Repriced Options" below. There are no stock appreciation rights under the Plans. In addition, the table shows the potential gain that could be realized if the fair market value of the Corporation's Common Stock were to appreciate at a 5% or 10% annual rate over the ten (10) year period of the option term.

                                                                                              POTENTIAL
                                                                                              REALIZABLE
                                                                                               VALUE AT
                                                                                            ASSUMED ANNUAL
                                                                                                RATES
                                                      % OF                                     OF STOCK
                                                      TOTAL
                                                     OPTIONS                                 APPRECIATION
                                                   GRANTED TO    EXERCISE                  FOR OPTION TERM
                                            #       EMPLOYEES     OR BASE
                                         OPTIONS     IN LAST     PRICE PER   EXPIRATION   ------------------
                 NAME                    GRANTED   FISCAL YEAR     SHARE        DATE        5%        10%
---------------------------------------  -------   -----------   ---------   ----------   -------   --------
Charles P. Johnson.....................     None        --            --            --         --         --
Ross A. Belson.........................     None        --            --            --         --         --
William S. Lawrence....................   15,000       0.9%        $8.00       6/23/07    $75,441   $191,168
V. Jay Damiano.........................   11,000       0.6%        $8.00       6/23/07    $55,323   $140,190
Lloyd W. Atkinson......................   14,000       0.8%        $8.00       6/23/07    $70,412   $178,423

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth the number of shares acquired on exercise during the fiscal year ended September 30, 1997, the value realized on exercise, the number of unexercised options at September 30, 1997 and the value of unexercised in-the-money options at September 30, 1997 for the persons named in the Summary Compensation Table.

                                                                                           VALUE OF
                                                                         NUMBER OF       UNEXERCISED
                                                                        UNEXERCISED      IN-THE-MONEY
                                                                         OPTIONS AT       OPTIONS AT
                                                                       SEPTEMBER 30,    SEPTEMBER 30,
                                                                            1997             1997
                                         NUMBER OF SHARES              --------------   --------------
                                           ACQUIRED ON       VALUE      EXERCISABLE/     EXERCISABLE/
                 NAME                        EXERCISE       REALIZED   UNEXERCISABLE    UNEXERCISABLE
---------------------------------------  ----------------   --------   --------------   --------------
Charles P. Johnson.....................           --              --   262,657/90,000   $379,116/   --
Ross A. Belson.........................        2,500        $ 16,563   143,977/67,500    324,225/   --
William S. Lawrence....................           --              --    92,776/35,000    205,862/   --
V. Jay Damiano.........................           --              --    32,131/30,800     29,531/2,250
Lloyd W. Atkinson......................           --              --     1,500/18,500               --

REPRICED OPTIONS

     The Board of Directors hereby submits its report on repriced stock options under the Corporation's 1991 Stock Option Plan ("1991 Plan") which were granted on June 24, 1997 as set forth in the Chart below.

     The Corporation's stock price has decreased substantially in the past year. Because the Corporation is a leader in certain technologies, especially in its ATM (Asynchronous Transfer Mode) products, its employees have been sought after by the Corporation's competitors as well as search firms. Therefore, the Board deemed it in the best interest of the Corporation to further motivate and protect its employee base by repricing certain outstanding options (i.e. cancelled and reissued options with reduced exercise prices; vesting schedules remained consistent with original options, but in no event do the new options vest in less than one year from issuance).

     Options for 660,650 shares of Common Stock (including vested shares) held by non-officer key employees (primarily marketing and engineering) at prices ranging from $10.06 to $15.88 per share were cancelled by the Corporation on May 1, 1997, and new options were issued at an exercise price of $6.75 per share. Separately, options for a total of 58,000 shares of Common Stock held by the Chief Financial Officer, the Senior Vice President of Sales, the Vice President of Marketing, the Vice President/Treasurer and the Vice President/Corporate Controller at prices above $15.00 per share were cancelled and reissued at $8.00 per share, the fair market value based upon the average of high and low sales price at time of repricing in accordance with the 1991 Plan, while options for 73,000 shares of Common Stock held by those officers at prices above $6.75 per share were not repriced. Options for an additional 66,400 shares of Common Stock held by other Officers and founders at prices ranging from $12.31 to $15.50 per share were cancelled and reissued at $8.00 per share. None of the aggregate of 248,950 options held by Messrs. Johnson and Belson at prices above $6.75 per share were repriced.

     The last repricing of options by the Corporation, prior to June 1997, took place in November 1987, following the practice of other public companies subsequent to the stock market crash in October 1987. The following table sets forth the repricing of options held by executive officers during the last 10 completed fiscal years:

                            10 YEAR OPTION REPRICING

                                                NUMBER OF      MARKET                             LENGTH OF
                                                SECURITIES    PRICE OF     EXERCISE               ORIGINAL
                                                UNDERLYING    STOCK AT     PRICE AT      NEW      OPTION AT
                                                 OPTIONS       TIME OF      TIME OF     OPTION     DATE OF
               NAME                   DATE       REPRICED     REPRICING    REPRICING    PRICE     REPRICING
----------------------------------  --------    ----------    ---------    ---------    ------    ---------
Charles P. Johnson................   6/24/97         None
  Chairman of the Board             11/04/87      100,000       $4.44      $ 10.53      $4.88         3
                                    11/11/87        7,372       $4.75      $ 14.92      $4.75         1
                                    11/11/87       10,000       $4.75      $ 13.31      $4.75         4
                                    11/11/87        6,956       $4.75      $ 15.81      $4.75         2
                                    11/11/87        9,815       $4.75      $ 11.21      $4.75         3
                                    11/11/87       25,000       $4.75      $  8.00      $4.75         6
                                    11/11/87       50,000       $4.75      $  8.80      $4.75         4

Ross Belson, President............   6/24/97         None
William S. Lawrence...............   6/24/97       15,000       $8.00      $ 15.50      $8.00         7
  Senior Vice President of          11/11/87        1,500       $4.75      $ 13.31      $4.75         3
  Finance and CFO                   11/11/87        1,600       $4.75      $ 12.09      $4.75         2
                                    11/11/87        2,900       $4.75      $ 11.06      $4.75         4
                                    11/11/87        3,000       $4.75      $ 10.19      $4.75         4
                                    11/11/87        7,000       $4.75      $  7.63      $4.75         5

James R. Arcara...................   6/24/97       10,000       $8.00      $ 15.50      $8.00         7
  Vice President Corporate           6/24/97        8,600       $8.00      $ 12.31      $8.00         8
  Operations                         6/24/97        6,400       $8.00      $ 12.31      $8.00         8
                                    11/11/87        1,600       $4.75      $ 12.09      $4.75         2
                                    11/11/87        1,500       $4.75      $ 13.31      $4.75         3
                                    11/11/87        2,900       $4.75      $ 11.06      $4.75         4
                                    11/11/87        3,000       $4.75      $ 10.19      $4.75         4
                                    11/11/87        7,000       $4.75      $  7.63      $4.75         5

V. Jay Damiano....................   6/24/97       11,000       $8.00      $ 15.50      $8.00         7
  Senior Vice President of Sales

Lloyd Atkinson....................   6/24/97       14,000       $8.00      $ 15.88      $8.00         9
  Vice President of Marketing

                                                NUMBER OF      MARKET                             LENGTH OF
                                                SECURITIES    PRICE OF     EXERCISE               ORIGINAL
                                                UNDERLYING    STOCK AT     PRICE AT      NEW      OPTION AT
                                                 OPTIONS       TIME OF      TIME OF     OPTION     DATE OF
               NAME                   DATE       REPRICED     REPRICING    REPRICING    PRICE     REPRICING
----------------------------------  --------    ----------    ---------    ---------    ------    ---------
Frederick R. Cronin...............   6/24/97       10,000       $8.00      $ 15.50      $8.00         7
  Vice President                     6/24/97        8,600       $8.00      $ 12.31      $8.00         8
  Corporate Technology               6/24/97        6,400       $8.00      $ 12.31      $8.00         8
                                    11/11/87        1,600       $4.75      $ 12.09      $4.75         2
                                    11/11/87        1,500       $4.75      $ 13.31      $4.75         3
                                    11/11/87        2,900       $4.75      $ 11.06      $4.75         4
                                    11/11/87        3,000       $4.75      $ 10.19      $4.75         4
                                    11/11/87        7,000       $4.75      $  7.63      $4.75         5
Robert S. Smith...................   6/24/97       10,000       $8.00      $ 15.50      $8.00         7
  Vice President                     6/24/97        6,400       $8.00      $ 12.31      $8.00         8
  Business Operations               11/11/87        1,200       $4.75      $ 12.09      $4.75         2
                                    11/11/87        1,500       $4.75      $ 13.31      $4.75         3
                                    11/11/87        2,900       $4.75      $ 11.06      $4.75         4
                                    11/11/97        3,000       $4.75      $ 10.19      $4.75         4
                                    11/11/87        3,400       $4.75      $  7.63      $4.75         5
Dennis Nesler.....................   6/24/97        9,000       $8.00      $ 15.50      $8.00         7
  Vice President and                11/11/87        1,000       $4.75      $ 12.09      $4.75         2
  Treasurer                         11/11/87        4,000       $4.75      $ 13.31      $4.75         3
                                    11/11/87        3,000       $4.75      $ 10.19      $4.75         4
                                    11/11/87        4,000       $4.75      $  7.63      $4.75         5
William Henry.....................   6/24/97        9,000       $8.00      $ 15.50      $8.00         7
  Vice President and
  Corporate Controller

EMPLOYEE RETIREMENT SAVINGS AND DEFERRED PROFIT SHARING PLAN

     Under the retirement savings provisions of the Corporation's Employee Retirement Savings and Deferred Profit Sharing Plan (the "Plan"), established under Section 401(k) of the Code in fiscal 1987, U.S. employees are generally eligible to contribute to the Plan after three (3) months of continuous service in amounts determined by the Plan. The Corporation contributes an additional 50% of the employee contribution up to certain limits not to exceed 2% of total eligible compensation. Employees become fully vested in the Corporation's contributions after three (3) years of continuous service, death, disability or upon reaching age 65. The Plan year for the Retirement Savings 401(k) portion of the Plan coincides with the calendar year, and the Corporation's contribution is paid in the following calendar year if the participant was employed on December 31 of the Plan year.

     The deferred profit sharing provisions of the Plan include retirement and other related benefits for substantially all of the Corporation's full-time employees. Contributions under the Plan are funded annually and are based, at a minimum, upon a formula measuring profitability in relation to revenues. Additional amounts may be contributed at the discretion of the Corporation. Contributions to the Plan are allocated to each participant based upon individual earnings in proportion to the earnings of all participants. There were no contributions made for deferred profit sharing in fiscal 1997.

     The Corporation's contributions to the Retirement Savings 40l(k) portion of the Plan for calendar 1996, paid in 1997, amounted to $896,389 for all participants, including $2,250 on behalf of each of the named officers in the Summary Compensation Table, with the exception of Lloyd Atkinson who received $2,137.

                     FIVE YEAR CORPORATE PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over the five (5) fiscal years ended September 30, 1997 with the total return on the Standard & Poors 500 Stock Index ("Standard & Poors 500") and an industry peer group based upon the Value Line Computers and Peripherals Industry ("Computer-Peripherals") in which the Corporation is included. The stockholder return shown on the graph is not intended to be indicative of future performance of the Corporation's Common Stock.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

     GENERAL DATACOMM INDUSTRIES, INC., STANDARD & POORS 500 AND VALUE LINE
                           COMPUTER-PERIPHERALS INDEX
                     (PERFORMANCE RESULTS THROUGH 9/30/97)

                              ['COMPARISON CHART']

     Assumes $100 invested at the close of trading on September 30, 1992 in General DataComm Industries, Inc. Common Stock, Standard & Poors 500 and the Computer-Peripherals peer group.

     * Cumulative total return assumes reinvestment of dividends.

                ITEM 2.  PROPOSED AMENDMENT TO THE CORPORATION'S
                       1979 EMPLOYEE STOCK PURCHASE PLAN

     The Corporation's 1979 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in May 1979 and approved by the stockholders in February 1980. A total of 2,625,704 shares of common stock are reserved for issuance under the Purchase Plan after giving effect to stock splits in February and November 1980 and May 1984 and amendments to the Purchase Plan by stockholders at previous meetings. The Purchase Plan currently expires on October 31, 2001.

     The Purchase Plan, which is amended to qualify under Section 423 of the Code is implemented by having one offering during each six-month period ("Payment Period") which currently commence on March 1 and September 1 of each year and is administered by a committee appointed by the Chairman of the Corporation. Employees who have completed 91 consecutive days of employment are eligible to participate if they are customarily employed by the Corporation for more than twenty (20) hours per week and more than five (5) months per year. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions (in an amount not less than 2% nor more than 10% of the employee's regular base pay, bonuses and commissions) at the lower of 85% of the average market price of the Common Stock at the beginning or the end of each six-month offering period, provided, however (i) if 85% of the average market price per share of the Common Stock is less than book value per share at the beginning of a Payment Period, the Purchase Plan is suspended; (ii) if 85% of the average market price per share at the end of a Payment Period is less than the book value, the payroll deductions are refunded; and (iii) if 85% of the average market price per share at the beginning of a Payment Period is less than the book value per share at the end thereof, the purchase price is the book value per share. The Board can reinstate the Purchase Plan at any time if 85% of the average market price per share exceeds the book value per share, and the Payment Period starting and ending dates would be adjusted accordingly. Employees may end their participation in an offering at any time during such offering Payment Period prior to two (2) business days from the end of the Payment Period. Participation ends automatically upon termination of employment with the Corporation. As of November 28, 1997, 51,530 shares remained available for future issuance under the Purchase Plan.

     Messrs. Weisman Celler Spett & Modlin, P.C., the Corporation's legal counsel, have advised that under existing Treasury regulations: (i) taxable income will not be realized by the employee either at the time options are granted pursuant to the Purchase Plan or at the time of the purchase of shares pursuant to the Purchase Plan; (ii) if the employee disposes of shares two (2) years or more after the beginning of the Payment Period in which the shares were acquired (and accordingly, more than one year after issuance of the shares), then the employee at that time will (a) recognize as ordinary compensation income an amount equal to the lesser of: (1) the excess of the fair market value of the shares at the time of such disposition over the option price, or (2) the excess of the fair market value of the shares at the beginning of the Payment Period over the option price; and (b) recognize a long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., purchase price plus amount, if any, of taxes as compensation income); (iii) if the employee disposes of the shares within two (2) years after the beginning of the Payment Period in which the shares were acquired, the employee at that time will: (a) recognize as ordinary compensation income an amount equal to the fair market value of the shares at the time of purchase (the last business day of the applicable Payment Period) less the amount paid for the shares; and (b) recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the basis in the shares (i.e., in this case, the purchase price plus the amount taxed to him as compensation income); if the employee holds the shares for more than one year and not more than 18 months capital gains will be treated as midterm capital gains and taxed at a rate of 28% and if held more than 18 months such gains will be treated as long term capital gains and taxed at a maximum rate of 20%; and (iv) if the two-year holding period is satisfied, the Corporation will not receive any deduction for Federal income tax purposes with respect to the options or the shares issued pursuant thereto. If the two-year holding period is not satisfied, the Corporation may be entitled to a deduction in an amount equal to the amount which is considered ordinary compensation income.

     The following table sets forth certain information as to all executive officers as a group and all other employees who participated in the Purchase Plan between October 1, 1996 and November 28, 1997:

                                                          NUMBER OF     AGGREGATE
                                                           SHARES        PURCHASE      AVERAGE PRICE
        NAME OF INDIVIDUAL OR IDENTITY OF GROUP           PURCHASED       PRICE          PER SHARE
--------------------------------------------------------  ---------     ----------     -------------
All executive officers (5 persons in the Purchase
  Plan).................................................     9,263      $   58,908         $6.36
All other employees (384 persons).......................   227,697      $1,442,671         $6.34

     The preceding summary of certain provisions of the Purchase Plan is qualified in its entirety by reference to the complete text of the Purchase Plan as set forth as Exhibit A of this Proxy Statement. The affirmative vote of a majority of the shares entitled to vote is required to approve the amendment to the 1979 Employee Stock Purchase Plan providing for an additional 600,000 shares. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO SUCH PLAN INCREASING THE NUMBER OF AUTHORIZED SHARES. It is intended that proxies solicited hereby will be voted for such amendment to the Purchase Plan unless the stockholder specifies otherwise.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Coopers & Lybrand LLP was selected by the Board of Directors as auditors for the Corporation's fiscal year ended September 30, 1997, the twenty second year such firm has been the auditors of the Corporation.

     Representatives of such auditors are expected to be at the Annual Meeting of Stockholders and will be permitted to make a statement to the stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such auditors. No decision has yet been made as to the selection of the Corporation's auditors for the 1998 fiscal year.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and New York Stock Exchange. Copies of those reports must also be furnished to the Corporation.

     Based solely on a review of the copies of reports furnished to the Corporation and the Corporation's monthly reporting compliance program, the Corporation believes that during the preceding year all filing requirements applicable to executive officers and directors were met.

                       MEETINGS OF THE BOARD OF DIRECTORS

     During fiscal 1997, the Board of Directors had eight (8) meetings. All of the Directors attended at least 75% of such meetings. Non-employee directors currently receive a fee of $1,200 for each meeting which they attend and an annual fee of $8,000. Under a plan adopted by the Board of Directors in 1982, non-employee directors have the opportunity to elect to defer receipt of all or a portion of their fees plus interest thereon. On October 10, 1995 the non-employee directors were each granted a non-statutory stock option to purchase 5,000 shares of the Corporation's Common Stock at $12.31 per share, the fair market value on such date. Such options become exercisable in three equal annual installments on the second, third and fourth anniversaries of date of grant.

     The Corporation has an Audit Committee consisting of Messrs. Lee Paschall, Howard S. Modlin and John L. Segall. Members of the Audit Committee receive an annual fee of $3,000. As part of its responsibilities, the Audit Committee reviews the audit function with the Corporation's independent auditors.

During fiscal 1997 the Audit Committee had three (3) meetings. The Corporation does not have a nominating or compensation committee.

     The Corporation has a Stock Option Committee consisting of Messrs. Lee Paschall and Howard S. Modlin. Such Committee, which had no formal meetings during fiscal 1997, determines which executive officers of the Corporation shall be granted stock options under its stock option plans.

                  STOCKHOLDER PROPOSALS -- 1999 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at next year's annual meeting, it must be received by the Corporation, Middlebury, Connecticut 06762-1299, on or before August 10, 1998.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. To the extent necessary in order to assure sufficient representation at the meeting, such solicitation will be made by the Corporation's regular employees in the total approximate number of three (3). Solicitation will be made by mail, telegram, telephone and in person.

                                          By Order of the Board of Directors

                                          HOWARD S. MODLIN,
                                          Secretary
Dated: Middlebury, Connecticut
       December 10, 1997

                                                                       EXHIBIT A

                       GENERAL DATACOMM INDUSTRIES, INC.

                       1979 EMPLOYEE STOCK PURCHASE PLAN

Article 1 -- Purpose

     This Employee Stock Purchase Plan (the "Plan") is intended as an incentive and to encourage stock ownership by all eligible employees of General DataComm Industries, Inc. (the "Corporation") and participating subsidiaries so that they may obtain a more direct interest in the continuing welfare and development of the Corporation. The Plan is designed to encourage eligible employees to remain in the employ of the Corporation and to provide incentive for superior performance. It is intended that options be issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended ("Code").

Article 2 -- Eligible Employees.

     All employees of the Corporation and participating subsidiaries who have completed 91 consecutive days employment shall be eligible to receive options under this Plan to purchase the Corporation's Common Stock, $.10 per value (the "Common Stock") There shall be no participation by subsidiaries which have employees in countries whose laws make participation impractical. Persons who have been so employed for 91 days or more on the first day of the Payment Period shall receive their options as of such day. Persons who attain the status of employment for 91 days or more after the date on which the initial options are granted under this Plan shall be granted options on the next date on which options are granted to all eligible employees. In no event may an employee be granted an option if such employee, after the option is granted, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Corporation or of its parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     For purposes of this Article 2, the term employee shall not include an employee whose customary employment is twenty (20) hours or less per week or is for not more than five (5) months in any calendar year.

Article 3 -- Stock Subject To The Plan

     The stock subject to the options shall be shares of the Corporation's authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Corporation including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 3,225,704*, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

Article 4 -- Payment Periods And Stock Options

     The original six-month periods, November 1 to April 30 and May 1 to October 31, were Payment Periods during which payroll deductions were accumulated under the Plan. Each Payment Period includes only full pay periods falling within it. The Board of Directors may change the starting and ending dates of six month periods at any time while the Plan is suspended. No Payment Period will commence if at such time 85% of the average market price per share is less than the publicly reported book value per share. The current Payment Periods are September 1 to February 28 or 29 and March 1 to August 31.

---------------

* Including 600,000 shares subject to authorization at the 1998 Annual Meeting of Stockholders.

     Twice each year, on the first business day of each Payment Period, the Corporation will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, such number of shares of the Common Stock of the Corporation reserved for the purpose of the Plan whose aggregate average market price does not exceed 10% of the employee's regular base pay for the Payment Period, on condition that such employee remains eligible to participate in the Plan throughout such Payment Period. The foregoing limitation on the number of shares which may be granted in any Payment Period is subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like. The participant shall be entitled to exercise such options so granted only to the extent of his or her accumulated payroll deductions on the last day of such Payment Period. The Option Price for each Payment Period shall be the lesser of (i) 85% of the average market price per share of the Corporation's Common Stock on the first business day of the Payment Period or (ii) 85% of the average market price per share of the Corporation's Common Stock on the last business day of the Payment Period, but in no event less than the publicly reported book value per share at the end of the Payment Period. If 85% of the average market price per share at the end of the Payment Period is less than such book value per share at the end of the Payment Period, then the Corporation will refund the employees' withholdings plus interest comparable to that offered on money market checking accounts. If 85% of the average market price per share at the end of the Payment Period equals or exceeds book value per share, but 85% of the average market price per share at the beginning of the Payment Period is less than such book value per share at the end of the Payment Period, the purchase price will be such book value per share at the end of the Payment Period. In the event of an increase or decrease in the number of outstanding shares of Common Stock of the Corporation through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Price per share provided for under the Plan, either by a proportionate increase in the number of shares and a proportionate decrease in the Option Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Price per share, as may be required to enable an eligible employee who is then a participant in the Plan as to whom an option is exercised on the last day of any then current Payment Period to acquire such number of full shares as his or her accumulated payroll deductions on such date will pay for at the adjusted Option Price.

     For purposes of this Plan the term "average market price" means the average of the high and low prices of the Common Stock of the Corporation on the New York Stock Exchange, or if not listed on such Exchange on such other national securities exchange as shall be designated by the Board of Directors or the NASDAQ system.

     For purposes of this Plan the term "business day" as used herein means a day on which there is trading on the New York Stock Exchange or such national securities exchange as shall be designated by the Board of Directors, or the NASDAQ system.

     No employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar plans of the Corporation or any parent or subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with the provisions of Section 423(b)(8) of the Code, which are incorporated herein by reference.

Article 5 -- Exercise Of Option

     Eligible employees who continue to be participants in the Plan on the last business day of a Payment Period shall be deemed to have exercised their options on such date and shall be deemed to have purchased from the Corporation such number of full shares of Common Stock reserved for the purpose of the Plan as accumulated payroll deductions on such date will pay for at such Option Price. If a participant is not an employee on the last business day of a Payment Period, he or she shall not be entitled to exercise the option.

Article 6 -- Supplementary Deductions and Unused Payroll Deductions

     (a) Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in an employee's account at the end of a Payment Period will be carried forward to the succeeding Payment Period.

     (b) An employee shall have the right to authorize supplementary payroll deductions based on any bonuses and commissions, if any, paid to the employee. The election to authorize a supplementary deduction shall be made by written notice received by Human Resources no later than ten (10) days prior to the beginning of the Payment Period in which the supplementary contribution is to be made and shall remain in effect through all succeeding Payment Periods until revoked by written notice received by Human Resources.

     (c) An employee may not make any cash payments into his or her account.

Article 7 -- Authorization For Entering Plan

     An employee may enter the Plan by completing, signing and delivering to Human Resources an Authorization Form:

          (a) stating the percentage to be deducted regularly from his or her pay;

          (b) authorizing the purchase of stock on his or her behalf in each Payment Period in accordance with the terms of the Plan; and

          (c) specifying the exact name in which purchased stock is to be issued as provided under Article 11 hereof.

     Such Authorization must be received by Human Resources at least ten (10) days before the beginning date of such next succeeding Payment Period.

     Unless an employee files a new Authorization Form or withdraws from the Plan, deductions and purchases under the Authorization Form on file under the Plan will continue as long as the Plan remains in effect.

     The Corporation will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid on or credited to the employee's account, except as specifically provided in Article 4 on refunds.

Article 8 -- Maximum Amount Of Payroll Deductions

     An employee may authorize payroll deductions in an amount not less than 2% but not more than 10% of his or her regular base pay. In addition, an employee shall be entitled to authorize supplementary deductions of the same limitations pursuant to Article 6 hereof.

Article 9 -- Change In Payroll Deductions

     Deductions may only be increased or decreased once in a Payment Period and shall become effective in the next payroll period commencing after receipt of said authorized change. A new authorization will be required and must be received by Human Resources.

Article 10 -- Withdrawal From The Plan

     An employee may withdraw from the Plan in whole but not in part, at any time prior to the next to the last business day of each Payment Period by delivering a written withdrawal notice to Human Resources, in which event the Corporation will refund the entire balance of his or her deductions within ten
(10) business days after receipt of said notice.

     An employee who withdraws from the Plan is treated like an employee who has never entered the Plan. To reenter, a new Authorization Form must be filed at least ten (10) days before the beginning date of the next Payment Period. This Form, however, cannot become effective before the beginning of the next Payment Period following withdrawal.

Article 11 -- Issuance Of Stock

     Certificates for Common Stock issued to participants will be delivered as soon as practicable after each Payment Period.

     Common Stock purchased under the Plan will be issued only in the name of the employee, or if the Authorization Form so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

Article 12 -- No Transfer Or Assignment Of Employee's Rights

     An employee's rights under the Plan are his or hers alone and may not be transferred or assigned to or availed of by any other person. Any option granted to an employee may only be exercised by that person.

Article 13 -- Termination Of Employee's Rights

     An employee's rights under the Plan will terminate when he or she ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, or for any other reason. A withdrawal notice will be considered as having been received from the employee on the day employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded. If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received on the day the interruption occurs.

Article 14 -- Termination And Amendments To Plan

     The Plan shall terminate on October 31, 2001.

     The Plan may be terminated at any time by the Corporation's Board of Directors. It will terminate in any case when all or substantially all of the unissued shares of Common Stock reserved for the purpose of the Plan have been purchased. If at any time shares of Common Stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded.

     The Board of Directors also reserves the right to amend the Plan from time to time in any respect provided, however, that no amendment shall be effective without prior approval of the stockholders, which would (a) except as provided in Articles 3 and 4, increase the number of shares of Common Stock to be offered above or (b) change the class of employees eligible to receive options under the Plan.

Article 15 -- Limitations On Sale Of Stock Purchased Under The Plan

     The Plan is intended to provide Common Stock for investment and not for resale. The Corporation does not, however, intend to restrict or influence any employee in the conduct of personal financial affairs. An employee may, therefore, sell Common Stock purchased under the Plan at any time so chosen. Because of certain Federal tax requirements, each employee will agree, by entering the Plan, to promptly give the Corporation notice of any such stock disposed of within two (2) years after the date of grant of the applicable option or within one (1) year after issuance of the shares showing the number of such shares disposed. The employee assumes the risk of any market fluctuations in the price of such Common Stock.

Article 16 -- Corporation's Payment Of Expenses Related To Plan

     The Corporation will bear all costs of administering the Plan.

Article 17 -- Participating Subsidiaries

     The term "participating subsidiaries" shall mean any subsidiary of the Corporation which is designated by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 18 -- Administration Of The Plan

     The Plan shall be administered by a committee appointed by the Chairman of the Board of the Corporation (the "Committee"). The Committee shall consist of not less than three (3) employees of the Corporation and/or members of the Corporation's Board of Directors. The Chairman of the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Chairman of the Board. The Committee shall select one (l) of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

Article 19 -- Options Not Stockholders

     Neither the granting of an option to an employee nor the payroll deductions shall constitute such employee a stockholder of the shares covered by an option until such shares have been purchased by and issued to the employee.

Article 20 -- Application of Funds

     The proceeds received by the Corporation from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 21 -- Governmental Regulation

     The Corporation's obligation to sell and deliver shares of the Corporation's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such Common Stock.

Article 22 -- Approval of Stockholders

     The Plan was approved by the stockholders at the 1980 Annual Meeting and amended by the stockholders at the 1983, 1986, 1987, 1988, 1989, 199l and 1998(1)** Annual Meetings.

---------------

(1)** If so approved.

                        GENERAL DATACOMM INDUSTRIES, INC.

                    PROXY - Annual Meeting of Stockholders -

                                February 5, l998

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of General DataComm Industries, Inc., hereby constitutes and appoints CHARLES P. JOHNSON, HOWARD S. MODLIN and GERALD GORDON, and each and any of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at The Chase Manhattan Bank, 11th Floor, 270 Park Avenue, New York, New York, on February 5, 1998 at 4:00 P.M., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

                  (continued and to be signed on reverse side)

-----------------------

(1) FOR [ ] NOT FOR [ ] the election of Charles P. Johnson and Howard S. Modlin to the Board of Directors for a term of three (3) years and until their successors are elected. Authority is withheld with respect to the following nominee: __________.


(2) FOR [ ] AGAINST [ ] ABSTAIN [ ] the proposal to add 600,000 shares to the Corporation's 1979 Employee Stock Purchase Plan.

(3) In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

         Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominees as directors and "FOR" the amendment to the l979 Employee Stock Purchase Plan.


         A majority of said attorneys and proxies, or their substitute at said meeting, or any adjournments thereof (or if only one (l), that one (l)) may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above is hereby revoked.

              IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated December 10, 1997.

                                               Dated: ____________________ 199__


                                               ___________________________(L.S.)
                                               (Stockholder(s) Signature)


                                               ___________________________(L.S.)


NOTE: This Proxy, properly completed, dated and signed, should be returned immediately in the enclosed postage-paid envelope to GENERAL DATACOMM INDUSTRIES, INC.